DundeeWealth Funds

JOHCM International Select Fund

Mount Lucas US Focused Equity Fund

Smith Group Large Cap Core Growth Fund
(the “Funds”)

Class I Shares

Class II Shares

Supplement Dated October 1, 2012

To the Prospectuses and Summary Prospectuses for the Funds dated February 1, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SUMMARY PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SUMMARY PROSPECTUSES.

Important Notice Regarding

minimum initial investment changes

Effective November 1, 2012, changes regarding investment minimums as described below will be put into effect for the Funds.

The minimum initial investment for Class I Shares of the Funds is increased to $100,000. In addition, the minimum balance requirement has been increased to $100,000. However, shareholders as of October 31, 2012 will be “grandfathered” at current minimums and their shares will not be subject to involuntary redemption unless account balances drop below $10,000.

The minimum initial investment for Class II shares of the Funds, which will be launched as needed to accommodate client demand, is lowered to $2,000.

Please keep this Supplement with your records.